SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005


                        MAINSOURCE FINANCIAL GROUP, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01. Entry into a Material Definitive Agreement

     On February 22, 2005, the Board of Directors of MainSource Financial Group, Inc. ("MainSource") approved the entry by MainSource into indemnification agreements with members of the Board of Directors and certain officers of MainSource. The Indemnification Agreements are intended to supplement the indemnification rights of directors and officers expressly permitted or provided by Indiana law and pursuant to the Articles of Incorporation and By-laws of MainSource.

Members of the Board of Directors of MainSource who will enter into Indemnification Agreements include: Robert E. Hoptry, William G. Barron, Dale J. Deffner, Philip A. Frantz, Rick S. Hartman, and Douglas I. Kunkel.

Officers of MainSource who will enter into Indemnification Agreements include:
James L. Saner, Sr., President and Chief Executive Officer, Donald A. Benziger, Senior Vice President and Chief Financial Officer, John C. Parker, Senior Vice President - Director of Operations, and James M. Anderson, Controller and Principal Accounting Officer.

MainSource is filing as an exhibit to this Form 8-K the form of the Indemnification Agreement.


ITEM 9.01. Financial Statements and Exhibits.

 (c) Exhibits

Exhibit No. Description

     10.1 MainSource indemnification agreements with members of the Board of Directors and certain officers of MainSource.









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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP, INC.


                           February 24, 2005

                           /s/ James L. Saner, Sr.
                           -------------------------------------------------
                           James L. Saner, Sr.
                           President and Chief Executive Officer

                           February 24, 2005

                             /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer

                           February 24, 2005

                              /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

     10.1 MainSource indemnification agreements with members of the Board of Directors and certain officers of MainSource.